UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 7, 2011

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

LMI Aerospace, Inc. (the “Company”) is filing this Amendment on Form 8-K/A (the “Amendment”) to the Company’s Current Report on Form 8-K that was originally filed on June 28, 2011 (the “Original 8-K”) for the sole purpose of disclosing the Company’s decision regarding how frequently it will conduct future shareholder advisory (non-binding) votes on executive compensation (“Say on Pay”).

Except for the foregoing, this Amendment does not amend the Original 8-K in any way and does not modify or update any other disclosure contained in the Original 8-K.  This Amendment supplements and does not supersede the Original 8-K.  Accordingly, this Amendment should be read in conjunction with the Original 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Shareholders on June 28, 2011, the shareholders cast the highest number of votes for the holding of Say on Pay votes every three years.

As disclosed in the Company’s proxy statement, the Board of Directors (the “Board”) recommended holding Say on Pay votes every three years.  But, the proxy statement further disclosed that, if the shareholders approved the recommended triennial vote, in order to coordinate the timing of the Say on Pay votes and the execution of new employment agreements effective January 1, 2014, as an exception to the triennial advisory vote on executive compensation, the Company intended to hold the next advisory vote on executive compensation in two years to give the Compensation Committee sufficient time to carefully consider how to reflect the shareholders’ evaluation of executive compensation in determining the compensation packages to be offered in the employment agreements that will be effective as of January 1, 2014.

Therefore, in light of the result of the shareholder vote and other factors considered by the Board (including those factors specified above) on November 7, 2011, the Board determined that the Company will hold the next Say on Pay vote in two years and will hold Say on Pay votes every three years thereafter until the next non-binding advisory vote on the frequency of Say on Pay votes occurs.  The next non-binding advisory vote regarding the frequency of Say on Pay votes is required to be held no later than the Company’s 2017 Annual Meeting of Shareholders, although an earlier vote regarding the frequency of Say on Pay votes may be held at the discretion of the Board.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 8, 2011
LMI AEROSPACE, INC.

By:	/s/ Lawrence E. Dickinson
Lawrence E. Dickinson
Vice President, Chief Financial Officer and Secretary